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                                                                   Exhibit 10.55

                             Authorization Agreement

        I, Sun Hao, a citizen of the People's Republic of China (the "PRC"), the ID Card Number 110108721231631, hereby irrevocably authorize Mr. Wang Qindai to exercise the following powers and rights during the term of this Authorization
Agreement:

        I hereby authorize Mr. Wang Qindai to exercise on my behalf at the shareholders' meetings of Beijing WVAS Solutions Ltd.(the "Company") the full voting rights as the shareholder of the Company as have been given to me by law and under the Articles of Association of the Company, including but not limited to, the voting rights regarding the sale or transfer of any or all of the shares of the Company held by me and acting as my authorized representative on the shareholders' meeting of the Company to designate and appoint the directors of the Company.

         Such authorization and designation is based upon the condition that Mr. Wang Qindai is acting as the general manager of Hurray! Times Communications (Beijing) Ltd. and Hurray! Times Communications (Beijing) Ltd. agrees to such authorization and designation. Once Mr. Wang Qindai no longer holds the position of the general manager of Hurray! Times Communications (Beijing) Ltd., such authorization as granted to him by me hereunder shall be automatically terminated. Then I will designate/authorize the Chinese successor of the position of the general manager of Hurray! Times Communications (Beijing) Ltd. to exercise the full voting rights on my behalf at the shareholders' meetings of the Company.

        The term of this Authorization Agreement is 10 years commencing from the execution date of this Authorization Agreement unless the early termination of the Operating Agreement jointly executed by the Company, Hurray! Times Communications (Beijing) Ltd., Wang Xiaoping, Beijing Enterprise Network Technology Co., Ltd. and me by any reason. This Authorization Agreement is executed in Chinese.

                                                      By: /s/ Sun Hao
                                                          ----------------------
                                                          Hurray! Solutions Ltd.
                                                          October 1, 2004

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                             Authorization Agreement

        I, Wang Xiaoping, a citizen of the People's Republic of China (the "PRC"), the ID Card Number 440112611107062, hereby irrevocably authorize Mr.Wang Qindai to exercise the following powers and rights during the term of this Authorization Agreement :

        I hereby authorize Mr.Wang Qindai to exercise on my behalf at the shareholders' meetings of Beijing WVAS Solutions Ltd. (the "Company") the full voting rights as the shareholder of the Company as have been given to me by law and under the Articles of Association of the Company, including but not limited to, the voting rights regarding the sale or transfer of any or all of the shares of the Company held by me and acting as my authorized representative on the shareholders' meeting of the Company to designate and appoint the directors of the Company.

        Such authorization and designation is based upon the condition that Mr.Wang Qindai is acting as the general manager of Hurray! Times Communications (Beijing) Ltd. and Hurray! Times Communications (Beijing) Ltd. agrees to such authorization and designation. Once Mr.Wang Qindai no longer holds the position of the general manager of Hurray! Times Communications (Beijing) Ltd., such authorization as granted to him by me hereunder shall be automatically terminated. Then I will designate/authorize the Chinese successor of the position of the general manager of Hurray! Times Communications (Beijing) Ltd. to exercise the full voting rights on my behalf of at the shareholders' meetings of the Company.

        The term of this Authorization Agreement is 10 years commencing from the execution date of this Authorization Agreement unless the early termination of the Operating Agreement jointly executed by the Company, Hurray! Times Communications (Beijing) Ltd., Sun Hao, Beijing Enterprise Network Technology Co., Ltd. and me by any reason. This Authorization Agreement is executed in Chinese.

                                                      By: /s/ Wang Xiaoping
                                                          ----------------------
                                                          Hurray! Solutions Ltd.
                                                          October 1, 2004